UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 7, 2022

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 5, 2022, the Florida Office of Insurance Regulation ("FLOIR") issued Consent Order No. 303643-22-CO that provides for the administrative supervision and approval of plan of run-off for United Insurance Holdings Corp.'s subsidiary, United Property & Casualty Insurance Company ("UPCIC") (the "Consent Order"). The Consent Order provides formal approval of UPCIC's Plan of Run-Off (the "Plan") to facilitate a solvent wind down of its affairs in an orderly fashion. UPCIC submitted the Plan, and factors that may materially affect the success of the Plan to the FLOIR. The FLOIR found that the plan provides a reasonable basis to support an orderly run-off with the following key stipulations:

•UPCIC is placed into public administrative supervision for the duration of the run-off and authorizes the FLOIR to appoint a Deputy Supervisor in accordance with Section 624.81-87, Florida Statutes.
•Approves an amendment to the Managing General Agency Agreement between UPCIC and its affiliate United Insurance Management, LC (the "MGA") whereby:
▪Effective January 1, 2023 the MGA commission decreases to 13%
▪Effective October 1, 2022 settlement of fees are performed weekly
•Approves a Reinsurance Allocation Agreement that establishes an allocation methodology for reinsurance recoveries between UPCIC and its affiliate, American Coastal Insurance Company, for limits shared in the core catastrophe reinsurance program.
•Requires UPCIC to cancel all Florida policies effective May 31, 2023 and issue unearned premium payments to policyholders by no later than June 1, 2023.
•UPCIC must actively facilitate the placement of its policies with other insurers.
•Failure to comply with any of the terms of the Consent Order may result in the FLOIR suspending, revoking, or taking other action it deems appropriate upon UPCIC's certificate of authority.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
December 7, 2022	By:	/s/ B. Bradford Martz
B. Bradford Martz, Chief Financial Officer and President (principal financial officer and principal accounting officer)